Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,825,308.96
Previously Paid Amount	0.00
Total Fee Amount	2,737.88
Total Offset Amount	0.00
Net Fee	$ 2,737.88